UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VBI VACCINES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

These Definitive Additional Materials are being filed solely to amend and replace the sample Notice of Internet Availability of Proxy Materials (the “Notice”) previously filed by VBI Vaccines Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on May 1, 2023 (the “Original Filing”). The Original Filing reflected an incorrect version of the sample Notice, which (i) featured an outdated Company logo, and (ii) listed the director nominees in Proposal 1 in a different order than the Notice that was mailed or made available to the Company’s shareholders. Please note that a correct version of the Notice was mailed or made available to the Company’s shareholders. These Definitive Additional Materials apply only to the Original Filing.

VBI VACCINES

Notice of Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for VBI VACCINES INC. (the "Company")

Annual Meeting to be Held on June 23, 2023 at 11:00 a.m. Eastern time at the offices of the Company located at 160 Second Street, Floor 3, Cambridge, MA 02142

The Canadian and U.S. securities regulators have adopted policies that permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of proxy materials. The Company is availing itself of the notice-and-access policies and as a result, you will not be receiving a paper copy of the proxy materials in respect of the Annual Meeting unless specifically requested in accordance with the instructions in this Notice.

You are receiving this notice to advise that the proxy materials for the above noted meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important!

THIS IS NOT A FORM FOR VOTING

In order to comply with the policies adopted by the Canadian securities regulators and the rules of the U.S. Securities and Exchange Commission, the Company will mail this communication to you twice. The first mailing will include this communication only and the second mailing will include this communication together with the proxy card that can be used to vote your shares at the Annual Meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the notice of annual meeting of shareholders, proxy statement, form of proxy card and annual report for the year ended December 31, 2022 to shareholders are available at:

https://materials.proxyvote.com/91822J

www.sedar.com or www.sec.gov/edgar

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.

Under notice-and-access, proxy materials will be available for viewing up to one year from the date of posting. Shareholders with questions about notice and access can contact Broadridge Investor Communication Solutions toll free at 1-855-887-2244.

Obtaining a Paper or Email Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 1, 2023 to facilitate timely delivery of a paper copy of proxy materials for the June 23, 2023 Annual Meeting.

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Shareholder Meeting Notice

The Company's Annual Meeting of Shareholders will be held on June 23, 2023 at the offices of the Company located at 160 Second Street, Floor 3, Cambridge, MA 02142, at 11:00 a.m. (Eastern Time). For directions to attend the Annual Meeting in person, please call the Company's Investor Relations Department at (617) 830-3031 x124.

VOTING ITEMS

The Board of Directors recommends you vote FOR the following:

1. **Election of Directors:**

   Nominees

   01. Steven Gillis 02. Damian Braga 03. Joanne Cordeiro 04. Michel De Wilde 05. Vaughn Himes 06. Blaine H. McKee 07. Jeffrey R. Baxter 08. Nell Beattie

   See "Election of Directors" as set out in the proxy statement dated May 1, 2023.
2. **Appointment of the Independent Registered Public Accounting Firm:** Appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders, and authorization of the Audit Committee to set EisnerAmper LLP's remuneration.

   See "Approval of Appointment of Independent Registered Public Accounting Firm and Authorization of the Audit Committee to set the Remuneration of the Independent Registered Public Accounting Firm" as set out in the proxy statement dated May 1, 2023.
3. **Frequency of Holding an Advisory Vote on Executive Compensation:** To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation every one year, two years or three years.

   See "Approval, on an advisory basis, of the frequency of holding an advisory vote on our Executive Compensation" as set out in the proxy statement dated May 1, 2023.
4. **Approval of Executive Compensation:** To approve, on an advisory basis, the compensation of our named executive officers.

   See "Approval, on an advisory basis, of the compensation of our Named Executive Officers" as set out in the proxy statement dated May 1, 2023.
5. **Other Business:** To transact such other business as may properly come before the Annual Meeting.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online or request a paper or email copy of the proxy materials and a proxy card. If you wish to attend and vote at the Annual Meeting, please bring this notice with you.

Registered shareholders have two methods by which they can vote their shares at the Annual Meeting, namely in person or by proxy.
To assure your representation at the Annual Meeting, please complete, sign, date and return the proxy card that is delivered to you.
Sending your proxy card will not prevent you from voting in person at the Annual Meeting. Shareholders who do not wish to attend the Annual Meeting or do not wish to vote in person can vote by proxy. A registered shareholder must return the completed proxy card to the Company:

(a) by delivering the proxy card to the Toronto office of the Company's transfer agent, Computershare, at its office at 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1, for receipt not later than June 21, 2023 at 11:00 a.m. Eastern time (8:00 a.m. Pacific time); by fax to the Toronto office of Computershare, Attention: Proxy Tabulation at 416-263-9524 or 1-866-249-7775, not later than June 21, 2023 at 11:00 a.m. Eastern time (8:00 a.m. Pacific time);

(b) by internet at www.investorvote.com not later than June 21, 2023 at 11:00 a.m. Eastern time (8:00 a.m. Pacific time); or

(c) by telephone by calling toll-free in North America 1-866-732-8683 and following the instructions no later than June 21, 2023 at 11:00 a.m. Eastern time (8:00 a.m. Pacific time).

If you are a non-registered shareholder (i.e. you own your shares through an intermediary such as a bank, trust company or broker), you can vote your shares by following the instructions provided by your intermediary.

Notice-and-Access

This notice is prepared under the notice-and-access rules under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer and Rule 14a-16 of the Securities Exchange Act of 1934, as amended. Notice-and-access is a set of rules for reducing the volume of materials that must be physically mailed to shareholders by allowing issuers to post the proxy statement and additional materials online. Materials may be delivered electronically to shareholders. Please call Broadridge Investor Communication Solutions toll free at 1-855-887-2244 if you have any questions about notice-and-access.

How to Obtain Paper or Email Copies of the Proxy Materials

Shareholders may request to receive paper or email copies of current and future meeting materials by mail or email at no cost. Requests for copies may be made using your Control Number located in the shaded bar on the reverse side of this notice. If you request an email copy, you will receive an email with a hyperlink to the proxy materials. Registered shareholders may enroll to receive future meeting materials by email by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup".

Request a paper copy of the proxy materials:

BY TELEPHONE: Call Toll Free, within North America at 1-800-579-1639.
BY INTERNET: Visit www.proxyvote.com
BY EMAIL: Send a request to IR@VBIVaccines.com with "Proxy Materials" in the subject line.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be submitted by June 1, 2023.

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